UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-10467

                        CAUSEWAY CAPITAL MANAGEMENT TRUST
               (Exact name of registrant as specified in charter)

                                   ----------

                    11111 Santa Monica Boulevard, Suite 1500
                              Los Angeles, CA 90025
               (Address of principal executive offices) (Zip code)

                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-866-947-7000

                   DATE OF FISCAL YEAR END: SEPTEMBER 30, 2009

                  DATE OF REPORTING PERIOD: SEPTEMBER 30, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.


                             (CAUSEWAY FUNDS LOGO)

                                 ANNUAL REPORT

                                    CAUSEWAY
                                  INTERNATIONAL
                                   VALUE FUND

                               SEPTEMBER 30, 2009

TABLE OF CONTENTS

Letter to Shareholders                       2
Schedule of Investments                      7
Sector Diversification                      11
Statement of Assets and Liabilities         12
Statement of Operations                     13
Statement of Changes in Net Assets          14
Financial Highlights                        16
Notes to Financial Statements               18
Report of Independent Registered
   Public Accounting Firm                   25
Notice to Shareholders                      26
Trustees and Officers Information           27
Disclosure of Fund Expenses                 30
Statement Regarding Basis for Approval
   of Investment Advisory Agreement         32

LETTER TO SHAREHOLDERS

For the fiscal year ended September 30, 2009, the Causeway International Value Fund Institutional Class returned 4.28% and the Investor Class returned 4.07% compared to the MSCI EAFE(R) Index return of 3.80%. Since the Fund's inception on October 26, 2001, its average annual total returns are 8.78% for the Institutional Class and 8.52% for the Investor Class compared to the MSCI EAFE(R) Index's average annual total return of 7.06% for the same period. At fiscal year-end, the Fund had net assets of $2.1 billion including a cash position of 3.6%.

PERFORMANCE REVIEW

What a difference a year makes. Equity market performance over the past twelve months might best be described as bi-polar. The past year has (or for that matter the past several years have) been extraordinary. From the last downturn in 2003, global equity markets responded favorably to a sustained period of loose credit, synchronized global economic expansion, and record corporate profitability. All this ended in October 2007, and markets began to fall precipitously. By the middle of March, 2009, investors became increasingly concerned that the global financial system would fail. As investor confidence unraveled, several high profile banks in the US and Europe faced bankruptcy, government conservatorship, private takeover, or distressed sale. This caused further de-leveraging and led to extreme investor risk aversion, which continued to pressure global capital markets. With the MSCI World Index down almost 25% in calendar 2009 through the March 9, 2009 low point on top of calendar 2008's significant market retreat, investors faced the worst bear market since the 1930s. However, the unprecedented synchronized rescue by monetary and fiscal policymakers globally saved the collapsing financial system. Investors began to look past the vast short-term economic hurdles and instead focused on the likelihood of economic recovery. Stock markets lead economies, and typically discount the future in advance of the statistics confirming real improvement. And indeed, economic indicators did begin to improve. From the March 2009 lows, global equities rebounded tremendously; each share class of the Fund gained over 78% in the six months from the March 9, 2009 market low. Furthermore, international returns were amplified by the strength of foreign currencies relative to the US dollar.

Of course, monumental challenges remain. The International Monetary Fund (IMF) expects global losses on loans and investments as a result of the financial crisis to total $3.4 trillion, around $600 billion less than previously estimated, but still a drag on credit creation and ensuing gross domestic product growth. The revised forecast follows a rise in securities values and signs of stability in financial markets as a result of massive stimulus efforts by governments and central banks. Banks, however, have yet to recognize more than half of their expected asset write-downs, the IMF warned. By IMF estimates, US banks have recognized about 60% of expected write-downs, while banks in Great Britain and the euro zone have recognized approximately 40%. Based on IMF estimates, US and European banks need to raise another $1.3 trillion in capital, on top of the $198 billion of


                      2 CAUSEWAY INTERNATIONAL VALUE FUND
additional equity capital issued by banks in the first nine months of 2009, to restore capital to the levels of the mid-1990s. These banks must still raise capital equal to approximately two-thirds of their outstanding equity. That seems a stretch. If investors decide not to participate in all this equity capital raising, banks will be forced to shrink their assets and reduce lending even further. In that scenario, credit capacity will likely shrink for many years ahead, exacerbated by the near demise of syndicated lending, securitized lending, and off-balance sheet vehicles such as conduits.

The best performing economic sectors from October 1, 2008 through mid-March, 2009 (albeit all negative performers) were the traditional economically defensive areas of equity markets: namely, healthcare, consumer staples, utilities, and telecommunication services. Investors, fearing the worst, sought shelter in these defensive stocks. However, once the prospect for an economic rebound took hold, the most economically geared companies attracted investor attention. These cyclical sectors included materials, consumer discretionary, information technology, financials, and industrials. Meanwhile, the traditional defensives underperformed as investors rotated out of these sectors to buy the most cyclically exposed companies. Furthermore, much of the best performance occurred in small-to-mid cap stocks, and in the most highly-leveraged companies of every size.

In the fiscal year, Fund holdings in the materials, semiconductor & semi equipment, pharmaceuticals & biotechnology, food beverage & tobacco, and consumer durables industry groups contributed to relative outperformance compared to the MSCI EAFE(R) Index, while holdings in the banks, diversified financials, insurance, media and capital goods industry groups detracted from relative performance during the period. Two of the top individual contributors to performance this period were semiconductor equipment manufacturers, Tokyo Electron (Japan) and ASML Holding (the Netherlands). Other notable contributors to return included metals and mining company, Rio Tinto (UK), paint and industrial coatings manufacturer, Akzo Nobel (the Netherlands), and energy services firm, Technip (France). Several European and one Japanese bank topped the list of largest individual detractors to return including ING Groep (the Netherlands), Royal Bank of Scotland (UK), Allied Irish Banks, Unicredit (Italy) and Mitsubishi UFJ Financial Group (Japan). Banks seemingly headed for nationalization or massive capital raising had no place in the Fund and were sold. We retained exposure to higher quality banks, likely beneficiaries of a more disciplined lending environment in the years ahead. We also added a new bank to the portfolio: the much beleaguered and highly undervalued Swiss institution, UBS. However, we remain cautious overall on the continued capital needs and monumental credit costs for most banks, and gave the Fund a lower exposure to bank stocks than even a year ago. As a result, the Fund did not participate fully in this year's rally in the financials sector.


                       CAUSEWAY INTERNATIONAL VALUE FUND 3

Currencies demonstrated significant volatility over the period. De-leveraging and risk-reduction led to temporary demand for the US dollar. The US dollar appreciated versus every major currency except the Japanese yen during the financial crisis, only to lose strength after the March 2009 equity market lows. Due to the Fund's relative underweight to a strong Japanese yen and Australian dollar, and its exposure to a weak South Korean won (South Korea is not part of the developed MSCI EAFE(R) Index), the Fund was adversely affected by currency movements this fiscal year.

SIGNIFICANT PORTFOLIO CHANGES

Over the past year, the Fund experienced increased portfolio turnover, as historically high levels of share price volatility offered attractive entry costs for undervalued companies with excellent financial strength and enviable business franchises. We used the bear market as an opportunity to trade out of riskier holdings and buy market leaders with scale and product or technology advantages in a variety of industries. As a result of our bottom up stock selection process, employing risk-adjusted expected returns, the Fund's exposure to several sectors and countries changed during the fiscal year. The weightings in the materials, information technology, and consumer discretionary sectors increased substantially, while weightings in the financials and consumer staples sectors decreased. As a byproduct of changes to stocks held, country weightings also shifted during the fiscal year. The most notable include reduced exposure to companies in the United Kingdom (-5.2%) and France (-3.5%) and increased exposure to companies in Japan (+7.9%) and Switzerland (+3.3%). The Japanese equity market has been a significant laggard. However, this presents an opportunity for the disciplined value investor. Historically, Japanese companies traded at significant premiums to their foreign peers. But during this bear market, we were afforded the opportunity to purchase companies that dominate global manufacturing industries such as industrial automation, pneumatic equipment and semiconductor production equipment. These companies boast superior financial strength, and many have net (surplus) cash on their balance sheets. For the first time since inception, Japan now represents the single largest country weight (albeit still below benchmark weight) for the Fund.

Significant purchases this year included industrial automation & robotics manufacturer, Fanuc (Japan), metals & mining company, Rio Tinto (UK), two semiconductor equipment manufacturers, Tokyo Electron (Japan) and ASML Holding (the Netherlands), telecommunications equipment manufacturer, Ericsson (Sweden), and three pharmaceutical giants, Roche Holding (Switzerland), Novartis (Switzerland) and Sanofi-Aventis (France). The largest sales during the period included building materials company, CRH (Ireland), power utility, Electricite de France (France), insurer, Manulife Financial (Canada), financial services provider, Credit Suisse Group (Switzerland), two fully integrated energy producers, BP (UK) and Royal Dutch/Shell (UK/the Netherlands), British American Tobacco (UK), and defense contractor, BAE Systems (UK).

INVESTMENT OUTLOOK

The fear gripping investors in late 2008/early 2009 clearly has abated and risk appetites have increased commensurately. Abundant monetary liquidity has found its way into securities prices. For


                      4 CAUSEWAY INTERNATIONAL VALUE FUND
much of this 2009 stock market recovery, bank stocks have enjoyed the greatest amount of investor attention. As of the end of September, bank stocks represent the same weight in equity indices that they did before the credit crisis. A herd effect drove the banks into a near abyss, and the same momentum on the upswing has led index-linked investors to buy banks. We are considerably more cautious on bank stocks than the overall markets. We prefer a low-risk strategy of giving the Fund access to global economic recovery through world class, unleveraged companies in non-financial sectors. Major emerging markets have also attracted investors' funds, promising growth from ever wealthier consumers, rather than the consumption shrinkage afflicting the developed countries. China, as one example, provides a sizable amount of the marginal growth of the developed markets' industrial companies. We are watching potential leading indicators for the Chinese economy and monitoring bad debts in the local banking system for signs of over heating. We believe our disciplined value approach will have the Fund well positioned over the coming months, quarters, and years. Causeway has built a broadly diversified portfolio from the bottom-up, selecting undervalued holdings with considerable upside potential, across industries and regions. We are taking profit in cyclical stocks whose share prices have already discounted recovery, and reinvesting in stable, highly cash generative segments of the equity markets. Furthermore, our preference for financial strength should provide downside protection. We believe dividends paid by portfolio holdings will deliver a considerable component of the Fund's total return, paying the Fund to wait for share prices to rise. Despite the recovery in global equity markets, attractive opportunities still await those who do careful research and understand the trends affecting industries across the globe.

We thank you for your continued confidence in Causeway International Value Fund.


/s/ Harry W. Hartford   /s/ Sarah H. Ketterer   /s/ James A. Doyle

Harry W. Hartford       Sarah H. Ketterer       James A. Doyle
Portfolio Manager       Portfolio Manager       Portfolio Manager


/s/ Jonathan P. Eng     /s/ Kevin Durkin

Jonathan P. Eng         Kevin Durkin
Portfolio Manager       Portfolio Manager

October 14, 2009

THE ABOVE COMMENTARY EXPRESSES THE ADVISER'S VIEWS AS OF THE DATE SHOWN AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE REGARDING ANY STOCK. THESE VIEWS AND THE PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE. THERE IS NO GUARANTEE THAT ANY FORECASTS MADE WILL COME TO PASS.


                       CAUSEWAY INTERNATIONAL VALUE FUND 5

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN CAUSEWAY INTERNATIONAL VALUE FUND, INSTITUTIONAL CLASS SHARES AND INVESTOR CLASS SHARES VERSUS THE MSCI EAFE(R) INDEX

                               (PERFORMANCE GRAPH)


                   Causeway
                   International   Causeway
                   Value Fund,     International    MSCI
                   Institutional   Value Fund,      EAFE
                   Class           Investor Class   Index
                   -------------   --------------   -------
10/26/2001         $10,000         $10,000          $10,000
 9/30/2002          $8,828          $8,805           $8,062
 9/30/2003         $12,024         $11,954          $10,201
 9/30/2004         $15,321         $15,201          $12,499
 9/30/2005         $18,381         $18,201          $15,789
 9/30/2006         $21,790         $21,527          $18,891
 9/30/2007         $26,415         $26,032          $23,685
 9/30/2008         $18,691         $18,380          $16,550
 9/30/2009         $19,490         $19,128          $17,178

                                 ANNUALIZED   ANNUALIZED   ANNUALIZED
                      ONE YEAR     3 YEAR       5 YEAR      INCEPTION
                       RETURN      RETURN       RETURN       TO DATE
                      --------   ----------   ----------   ----------
INSTITUTIONAL CLASS     4.28%      -3.65%        4.93%        8.78%
INVESTOR CLASS          4.07%      -3.86%        4.70%        8.52%
MSCI EAFE(R) INDEX      3.80%      -3.12%        6.57%        7.06%

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of Causeway International Value Fund is October 26, 2001.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-866-947-7000 OR VISIT www.causewayfunds.com. INVESTMENT PERFORMANCE MAY REFLECT FEE WAIVERS. IN THE ABSENCE OF SUCH FEE WAIVERS, TOTAL RETURN MAY BE REDUCED. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE WHEN PAID. INVESTOR CLASS SHARES PAY A SHAREHOLDER SERVICE FEE OF UP TO 0.25% PER ANNUM OF AVERAGE DAILY NET ASSETS, AND WILL HAVE LOWER PERFORMANCE THAN INSTITUTIONAL CLASS SHARES. INSTITUTIONAL CLASS SHARES PAY NO SHAREHOLDER SERVICE FEE. IF YOUR ACCOUNT INCURRED A REDEMPTION FEE, YOUR PERFORMANCE WILL BE LOWER THAN THE PERFORMANCE SHOWN HERE. FOR MORE INFORMATION, PLEASE SEE THE PROSPECTUS.

THE MSCI EAFE(R) INDEX IS AN ARITHMETICAL AVERAGE WEIGHTED BY MARKET VALUE OF THE PERFORMANCE OF APPROXIMATELY 1,000 NON-U.S. COMPANIES REPRESENTING 20 STOCK MARKETS IN EUROPE, AUSTRALASIA, NEW ZEALAND AND THE FAR EAST. THE INDEX IS GROSS OF WITHHOLDING TAXES AND ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INDEX DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, FEES AND EXPENSES ASSOCIATED WITH AN INVESTMENT IN THE FUND. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THERE ARE SPECIAL RISKS IN FOREIGN INVESTING (PLEASE SEE NOTE 5 IN THE NOTES TO FINANCIAL STATEMENTS).


                       6 CAUSEWAY INTERNATIONAL VALUE FUND

SCHEDULE OF INVESTMENTS (000)*
SEPTEMBER 30, 2009

                                                  NUMBER
CAUSEWAY INTERNATIONAL VALUE FUND                OF SHARES      VALUE
---------------------------------               ----------   ----------
COMMON STOCK
CANADA -- 2.4%
   Precision Drilling Trust                      5,328,752   $   35,658
   TELUS Corp., Class A                            480,093       14,946
                                                             ----------
                                                                 50,604
                                                             ----------
FRANCE -- 15.7%
   Accor SA                                        292,577       16,284
   AXA SA                                        1,757,087       47,560
   BNP Paribas SA                                  390,679       31,210
   France Telecom SA+                            1,705,429       45,425
   Sanofi-Aventis SA+                              740,749       54,352
   Technip SA                                    1,221,054       77,982
   Vinci SA                                      1,158,706       65,540
                                                             ----------
                                                                338,353
                                                             ----------
GERMANY -- 12.5%
   Bayer AG                                        534,513       37,030
   Deutsche Post AG                              1,875,981       35,133
   E.ON AG                                       1,429,029       60,592
   Linde AG                                        527,985       57,226
   Siemens AG                                      839,325       77,709
                                                             ----------
                                                                267,690
                                                             ----------
GREECE -- 1.7%
   OPAP SA                                       1,421,634       36,650
                                                             ----------
HONG KONG -- 1.6%
   Yue Yuen Industrial Holdings Ltd.+           12,524,533       34,748
                                                             ----------
IRELAND -- 1.1%
   Smurfit Kappa Group PLC+                      3,012,955       23,716
                                                             ----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                       CAUSEWAY INTERNATIONAL VALUE FUND 7

SEPTEMBER 30, 2009

                                                  NUMBER
CAUSEWAY INTERNATIONAL VALUE FUND                OF SHARES      VALUE
---------------------------------               ----------   ----------
ITALY -- 1.0%
   Snam Rete Gas SpA                             4,475,057   $   21,770
                                                             ----------
JAPAN -- 17.2%
   Fanuc Ltd.                                      724,500       64,990
   Haseko Corp.                                 18,773,500       18,410
   Honda Motor Co. Ltd.                            665,700       20,511
   Mitsubishi Gas Chemical Co. Inc.              6,145,000       33,416
   Mitsubishi UFJ Financial Group Inc.           5,230,600       28,094
   Sankyo Co. Ltd.                                 602,700       37,744
   Shin-Etsu Chemical Co. Ltd.                     716,000       44,042
   SMC Corp.                                       209,900       25,823
   Sony Financial Holdings Inc.+                    13,514       38,837
   Tokyo Electron Ltd.                             910,400       58,130
                                                             ----------
                                                                369,997
                                                             ----------
NETHERLANDS -- 9.1%
   Akzo Nobel NV                                 1,019,851       63,170
   ASML Holding NV                               1,093,133       32,147
   Reed Elsevier NV                              3,700,397       41,742
   TNT NV                                        2,172,733       58,302
                                                             ----------
                                                                195,361
                                                             ----------
NORWAY -- 2.3%
   Aker Kvaerner ASA                             4,487,650       50,558
                                                             ----------
SINGAPORE -- 1.4%
   Singapore Airlines Ltd.                       3,073,000       30,071
                                                             ----------
SOUTH KOREA -- 1.9%
   Hyundai Heavy Industries                        264,626       40,538
                                                             ----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                      8 CAUSEWAY INTERNATIONAL VALUE FUND

SEPTEMBER 30, 2009

                                                  NUMBER
CAUSEWAY INTERNATIONAL VALUE FUND                OF SHARES      VALUE
---------------------------------               ----------   ----------
SPAIN -- 3.5%
   Enagas                                        1,038,068   $   21,688
   Telefonica SA                                 1,919,904       52,964
                                                             ----------
                                                                 74,652
                                                             ----------
SWEDEN -- 2.2%
   Skandinaviska Enskilda Banken AB, Class A     1,100,364        7,424
   Telefonaktiebolaget LM Ericsson, Class B      3,883,933       39,029
                                                             ----------
                                                                 46,453
                                                             ----------
SWITZERLAND -- 10.0%
   Compagnie Financiere Richemont SA             1,388,233       39,227
   Novartis AG                                     776,496       38,855
   Roche Holding AG                                249,517       40,334
   UBS AG                                        2,968,449       54,344
   Zurich Financial Services AG                    173,097       41,178
                                                             ----------
                                                                213,938
                                                             ----------
UNITED KINGDOM -- 12.4%
   Aviva PLC                                     6,143,779       43,999
   British American Tobacco PLC                  1,020,729       32,023
   HSBC Holdings PLC                             3,517,321       40,804
   Michael Page International PLC                3,586,355       19,178
   Rexam PLC                                       563,940        2,352
   Rio Tinto PLC                                   861,286       36,732
   Rolls-Royce Group PLC                         2,865,322       21,560
   Royal Dutch Shell PLC, Class B                  745,772       20,691
   Stolt-Nielsen SA                                136,800        1,789
   Vodafone Group PLC                           21,107,997       47,297
                                                             ----------
                                                                266,425
                                                             ----------
TOTAL COMMON STOCK
   (COST $2,070,758) -- 96.0%                                 2,061,524
                                                             ----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                       CAUSEWAY INTERNATIONAL VALUE FUND 9

SCHEDULE OF INVESTMENTS (000)* (CONCLUDED)
SEPTEMBER 30, 2009

                                                  NUMBER
CAUSEWAY INTERNATIONAL VALUE FUND                OF SHARES      VALUE
---------------------------------               ----------   ----------
RIGHTS
FRANCE -- 0.0%
   BNP Paribas
   Expire 10/13/09**                               390,679   $      846
                                                             ----------
TOTAL RIGHTS
   (COST $--) -- 0.0%                                               846
                                                             ----------
SHORT-TERM INVESTMENTS***
   Dreyfus Cash Management,
      Institutional Class, 0.227%               38,221,652       38,222
   Dreyfus Cash Management Plus,
      Institutional Class, 0.260%               40,000,000       40,000
                                                             ----------
TOTAL SHORT-TERM INVESTMENTS
   (COST $78,222) -- 3.6%                                        78,222
                                                             ----------
TOTAL INVESTMENTS -- 99.6%
   (COST $2,148,980)                                          2,140,592
                                                             ----------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.4%                     8,135
                                                             ----------
   NET ASSETS -- 100.0%                                      $2,148,727
                                                             ==========

*    Except for share data.

**   Non-income producing security.

***  The rate reported is the 7-day effective yield as of September 30, 2009.

+ Resales of portions of these securities are subject to Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally on foreign exchanges or to qualified institutional buyers.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                      10 CAUSEWAY INTERNATIONAL VALUE FUND

SECTOR DIVERSIFICATION

AS OF SEPTEMBER 30, 2009, THE SECTOR DIVERSIFICATION WAS AS FOLLOWS (UNAUDITED):

CAUSEWAY INTERNATIONAL VALUE FUND                                               % OF NET ASSETS
---------------------------------                                               ---------------
COMMON STOCK
Industrials                                                                          20.5%
Financials                                                                           15.6
Materials                                                                            12.1
Consumer Discretionary                                                               11.4
Energy                                                                                8.6
Health Care                                                                           7.9
Telecommunication Services                                                            7.5
Information Technology                                                                6.0
Utilities                                                                             4.9
Consumer Staples                                                                      1.5
                                                                                    -----
TOTAL COMMON STOCK                                                                   96.0
                                                                                    -----
RIGHTS                                                                                0.0
                                                                                    -----
SHORT-TERM INVESTMENTS                                                                3.6
                                                                                    -----
EXCESS OF CASH AND RECEIVABLES OVER PAYABLES                                          0.4
                                                                                    -----
NET ASSETS                                                                          100.0%
                                                                                    =====


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                      CAUSEWAY INTERNATIONAL VALUE FUND 11

STATEMENT OF ASSETS AND LIABILITIES (000)*

                                                                                    CAUSEWAY
                                                                                 INTERNATIONAL
                                                                                   VALUE FUND
                                                                                ---------------
                                                                                    9/30/09
                                                                                ---------------
ASSETS:
   Investments at Value (Cost $2,148,980)                                         $ 2,140,592
   Receivable for Fund Shares Sold                                                     16,298
   Receivable for Tax Reclaims                                                          5,635
   Receivable for Dividends and Interest                                                3,469
   Receivable for Investment Securities Sold                                            1,908
   Foreign Currency (cost $470)                                                           457
   Prepaid Expenses                                                                        39
                                                                                  -----------
      TOTAL ASSETS                                                                  2,168,398
                                                                                  -----------
LIABILITIES:
   Payable for Investment Securities Purchased                                         10,951
   Payable for Fund Shares Redeemed                                                     6,691
   Payable due to Investment Adviser                                                    1,383
   Payable for Shareholder Service Fees -- Investor Class                                 140
   Payable due to Administrator                                                            94
   Payable for Trustees' Fees                                                              71
   Other Accrued Expenses                                                                 341
                                                                                  -----------
      TOTAL LIABILITIES                                                                19,671
                                                                                  -----------
      NET ASSETS                                                                  $ 2,148,727
                                                                                  ===========
NET ASSETS:
   Paid-in Capital (unlimited authorization -- no par value)                      $ 2,669,147
   Undistributed Net Investment Income                                                 30,807
   Accumulated Net Realized Loss on Investments                                      (543,091)
   Net Unrealized Depreciation on Investments                                          (8,388)
   Net Unrealized Appreciation on Foreign Currencies and Translation of
      Other Assets and Liabilities Denominated in Foreign Currencies                      252
                                                                                  -----------
      NET ASSETS                                                                  $ 2,148,727
                                                                                  ===========
   NET ASSET VALUE PER SHARE (BASED ON NET ASSETS OF
      $1,110,261,961 / 98,245,676 SHARES) -- INSTITUTIONAL CLASS                  $     11.30
                                                                                  ===========
   NET ASSET VALUE PER SHARE (BASED ON NET ASSETS OF
      $1,038,465,133 / 92,473,088 SHARES) -- INVESTOR CLASS                       $     11.23
                                                                                  ===========

*    Except for Net Asset Value data.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                      12 CAUSEWAY INTERNATIONAL VALUE FUND

STATEMENT OF OPERATIONS (000)

                                                                                    CAUSEWAY
                                                                                 INTERNATIONAL
                                                                                   VALUE FUND
                                                                                ---------------
                                                                                  10/01/08 to
                                                                                    9/30/09
                                                                                ---------------
INVESTMENT INCOME:

   Dividend Income (net of foreign taxes withheld of $6,049)                       $  56,279
                                                                                   ---------
   TOTAL INVESTMENT INCOME                                                            56,279
                                                                                   ---------
EXPENSES:
   Investment Advisory Fees                                                           13,677
   Shareholder Service Fees -- Investor Class                                          1,808
   Administration Fees                                                                   954
   Custodian Fees                                                                        572
   Printing Fees                                                                         475
   Professional Fees                                                                     345
   Transfer Agent Fees                                                                   338
   Trustees' Fees                                                                        246
   Registration Fees                                                                      70
   Other Fees                                                                            260
                                                                                   ---------
   TOTAL EXPENSES                                                                     18,745
                                                                                   ---------
   NET INVESTMENT INCOME                                                              37,534
                                                                                   ---------
   NET REALIZED AND UNREALIZED GAIN (L0SS) ON INVESTMENTS AND FOREIGN
      CURRENCY TRANSACTIONS:
   Net Realized Loss from Security Transactions                                     (538,160)
   Net Realized Loss from Foreign Currency Transactions                                 (915)
   Net Change in Unrealized Appreciation on Investments                              435,775
   Net Change in Unrealized Appreciation on Foreign Currency and Translation
      of Other Assets and Liabilities Denominated in Foreign Currency                    315
                                                                                   ---------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN
      CURRENCY TRANSACTIONS                                                         (102,985)
                                                                                   ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $ (65,451)
                                                                                   =========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                      CAUSEWAY INTERNATIONAL VALUE FUND 13

STATEMENT OF CHANGES IN NET ASSETS (000)

                                                                                CAUSEWAY INTERNATIONAL VALUE FUND
                                                                                ---------------------------------
                                                                                  10/01/08 to       10/01/07 to
                                                                                    9/30/09           9/30/08
                                                                                ---------------   ---------------
OPERATIONS:
   Net Investment Income                                                          $    37,534       $    94,831
   Net Realized Gain (Loss) from Security Transactions                               (538,160)           99,550
   Net Realized Loss from Foreign Currency Transactions                                  (915)           (2,313)
   Net Change in Unrealized Appreciation (Depreciation) on Investments                435,775        (1,364,263)
   Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency
      and Translation of Other Assets and Liabilities Denominated
      in Foreign Currency                                                                 315              (409)
                                                                                  -----------       -----------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                               (65,451)       (1,172,604)
                                                                                  -----------       -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income Dividends:
   Institutional Class                                                                (55,848)          (60,622)
   Investor Class                                                                     (38,045)          (31,378)
                                                                                  -----------       -----------
   Total Net Investment Income Dividends                                              (93,893)          (92,000)
                                                                                  -----------       -----------
   Net Capital Gain Distributions:
   Institutional Class                                                                (49,463)         (534,883)
   Investor Class                                                                     (36,055)         (310,212)
                                                                                  -----------       -----------
   Total Net Capital Gain Distributions                                               (85,518)         (845,095)
                                                                                  -----------       -----------
   TOTAL DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS                                 (179,411)         (937,095)
                                                                                  -----------       -----------
   NET DECREASE IN NET ASSETS DERIVED
      FROM CAPITAL SHARE TRANSACTIONS(1)                                             (157,545)         (203,354)
   Redemption Fees(2)                                                                     119                55
                                                                                  -----------       -----------
   TOTAL DECREASE IN NET ASSETS                                                      (402,288)       (2,312,998)
                                                                                  -----------       -----------
NET ASSETS:
      Beginning of Year                                                             2,551,015         4,864,013
                                                                                  -----------       -----------
      END OF YEAR                                                                 $ 2,148,727       $ 2,551,015
                                                                                  ===========       ===========
      UNDISTRIBUTED NET INVESTMENT INCOME                                         $    30,807       $    88,127
                                                                                  ===========       ===========

(1)  See Note 7 in the Notes to Financial Statements.

(2)  See Note 2 in the Notes to Financial Statements.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                      14 CAUSEWAY INTERNATIONAL VALUE FUND

                      This page intentionally left blank.

FINANCIAL HIGHLIGHTS
FOR THE YEARS ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

                                                    Net Realized
                                                         and
                          Net Asset                  Unrealized                      Dividends  Distributions        Total
                            Value,         Net          Gain             Total       from Net       from           Dividends
                          Beginning    Investment     (Loss) on          from       Investment     Capital            and
                        of Period ($)  Income ($)  Investments ($)  Operations ($)  Income ($)    Gains ($)    Distributions ($)
                        -------------  ----------  ---------------  --------------  ----------  -------------  -----------------
CAUSEWAY INTERNATIONAL
   VALUE FUND+
INSTITUTIONAL CLASS
   2009                     12.14         0.20          (0.08)           0.12         (0.51)        (0.45)           (0.96)
   2008                     21.85         0.42          (5.68)          (5.26)        (0.45)        (4.00)           (4.45)
   2007                     19.04         0.39           3.54            3.93         (0.23)        (0.89)           (1.12)
   2006                     16.99         0.39           2.61            3.00         (0.37)        (0.58)           (0.95)
   2005                     14.80         0.34           2.56            2.90         (0.26)        (0.45)           (0.71)
INVESTOR CLASS
   2009                     12.05         0.18          (0.07)           0.11         (0.48)        (0.45)           (0.93)
   2008                     21.71         0.39          (5.64)          (5.25)        (0.41)        (4.00)           (4.41)
   2007                     18.93         0.33           3.53            3.86         (0.19)        (0.89)           (1.08)
   2006                     16.90         0.35           2.60            2.95         (0.34)        (0.58)           (0.92)
   2005                     14.73         0.29           2.57            2.86         (0.24)        (0.45)           (0.69)

+    Per share amounts calculated using average shares method.

Amounts designated as "--" are $0 or are rounded to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                      16 CAUSEWAY INTERNATIONAL VALUE FUND

                                                                    Ratio
                                                    Ratio of       of Net
                                       Net Assets   Expenses     Investment
              Net Asset                  End of    to Average      Income      Portfolio
Redemption    Value, End      Total      Period        Net       to Average     Turnover
 Fees ($)   of Period ($)  Return (%)    ($000)    Assets (%)  Net Assets (%)   Rate (%)
----------  -------------  ----------  ----------  ----------  --------------  ---------



    --          11.30          4.28     1,110,262     0.99          2.29           47
    --          12.14        (29.24)    1,548,542     0.91          2.56           29
    --          21.85         21.22     3,080,040     0.90          1.89           40
    --          19.04         18.54     3,323,722     0.92          2.18           38
    --          16.99         19.98     2,817,467     0.98          2.10           22

    --          11.23          4.07     1,038,465     1.23          2.07           47
    --          12.05        (29.40)    1,002,473     1.15          2.38           29
    --          21.71         20.92     1,783,973     1.13          1.63           40
    --          18.93         18.27     1,433,361     1.15          1.97           38
    --          16.90         19.74     1,191,991     1.21          1.81           22

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                      17 CAUSEWAY INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Causeway International Value Fund (the "Fund") is a series of Causeway Capital Management Trust (the "Trust"). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on October 26, 2001. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies. The Trust has two additional series, the financial statements of which are presented separately.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") in the United States of America requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION - Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market ("NASDAQ")) or Over-the-Counter ("OTC") for which market quotations are available are valued at the last reported sale price ("regular way") as of the close of regular trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in the Dreyfus Cash Management and the Dreyfus Cash Management Plus money market funds are valued daily at the net asset value per share.

Securities for which market prices are not "readily available" are valued in accordance with fair value pricing procedures approved by the Fund's Board of Trustees (the "Board"). The Fund's fair value pricing procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it


                      18 CAUSEWAY INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

would be open; or the security's primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides a fair value for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

     - Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

     - Level 2 -- Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

     - Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. As of September 30, 2009, all of the Fund's investments are Level 1. For details of the investment classifications, reference the Schedule of Investments.

For the year ended September 30, 2009, there were no significant changes to the Fund's fair value methodologies.

FEDERAL INCOME TAXES -- It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed


                      CAUSEWAY INTERNATIONAL VALUE FUND 19

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended September 30, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year the Fund did not incur any significant interest or penalties.

SECURITY TRANSACTIONS AND RELATED INCOME - Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

FOREIGN CURRENCY EXCHANGE CONTRACTS - When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms.

EXPENSE/CLASSES - Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/ losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

DIVIDENDS AND DISTRIBUTIONS - Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

REDEMPTION FEE - Through November 2008, the Fund imposed a redemption fee of 2% on the


                      20 CAUSEWAY INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

original value of capital shares redeemed by shareholders less than 90 days after purchase. Effective December 1, 2008, the redemption fee period was reduced to 60 days. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to omnibus account arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund seeks agreements with these intermediaries to impose the Fund's redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. For the fiscal year ended September 30, 2009, the Institutional Class and Investor Class received $105,499 and $13,694 in redemption fees, respectively.

Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the statement of operations. For the fiscal year ended September 30, 2009, the Fund received commission recapture payments of $126,229.

3. INVESTMENT ADVISORY, ADMINISTRATION, SHAREHOLDER SERVICE AND DISTRIBUTION AGREEMENTS

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Causeway Capital Management LLC (the "Adviser"). Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund's average daily net assets. The Adviser contractually agreed through September 30, 2009 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% and 1.30% of Institutional Class and Investor Class average daily net assets, respectively. No waivers or reimbursements were required for the year ended September 30, 2009.

The Trust and SEI Investments Global Funds Services (the "Administrator") have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Trust is subject to a minimum annual fee of $165,000 for the first portfolio plus $80,000 for each additional portfolio plus $20,000 for each additional share class (over two) in each portfolio.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the year ended September 30, 2009, the Investor Class paid 0.24% of average daily net assets under this plan.


                      CAUSEWAY INTERNATIONAL VALUE FUND 21

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

The Trust and SEI Investments Distribution Co. (the "Distributor") have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator, Distributor or Adviser. They receive no fees for serving as officers of the Trust.

4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the year ended September 30, 2009, for the Fund were as follows:

Purchases      Sales
  (000)        (000)
---------   -----------
$813,667    $1,087,873

5. RISKS OF FOREIGN INVESTING

Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund's securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund's securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6. FEDERAL TAX INFORMATION

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.


                      22 CAUSEWAY INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

Accordingly, the following permanent differences, which are primarily due to realized losses on foreign currency transactions, were reclassified to/(from) the following accounts as of September 30, 2009 (000):

 Undistributed    Accumulated
Net Investment   Net Realized
    Income           Gain
--------------   ------------
    $(961)           $961

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2009 and September 30, 2008, were as follows (000):

       Ordinary     Long-Term
        Income    Capital Gain     Total
       --------   ------------   --------
2009   $ 93,940     $ 85,471     $179,411
2008    231,396      705,699      937,095

As of September 30, 2009, the components of accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income   $  31,416
Capital Loss Carryforwards        (45,997)
Unrealized Depreciation           (22,745)
Post-October Losses              (482,485)
Post-October Currency Losses         (610)
Other Temporary Differences             1
                                ---------
Total Accumulated Losses        $(520,420)
                                =========

Post-October Losses and Post-October Currency Losses represent losses realized on securities and currency transactions from November 1, 2008 through September 30, 2009 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards represent realized losses that the Fund may carryforward for a maximum period of eight years and apply against future net realized gains. The capital loss carryforwards in the table above will expire September 30, 2017.

At September 30, 2009, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

                                              Net
 Federal     Appreciated   Depreciated    Unrealized
 Tax Cost     Securities    Securities   Depreciation
----------   -----------   -----------   ------------
$2,163,589     $262,930     $(285,927)     $(22,997)

7. CAPITAL SHARES ISSUED AND REDEEMED (000)

                                            Fiscal Year Ended      Fiscal Year Ended
                                            September 30, 2009     September 30, 2008
                                           -------------------   ---------------------
                                            SHARES     VALUE      SHARES      VALUE
                                           -------   ---------   -------   -----------
INSTITUTIONAL CLASS:
Shares Sold                                 16,071   $ 142,443    17,277   $   294,348
Shares Issued in Reinvestment of
   Dividends and Distributions              11,716      94,315    30,817       502,317
Shares Redeemed                            (57,046)   (492,439)  (61,569)   (1,008,640)
                                           -------   ---------   -------   -----------
Decrease in Shares Outstanding Derived
   from Institutional Class Transactions   (29,259)   (255,681)  (13,475)     (211,975)
                                           -------   ---------   -------   -----------


                      CAUSEWAY INTERNATIONAL VALUE FUND 23

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

7. CAPITAL SHARES ISSUED AND REDEEMED (000) (CONTINUED)

                                          Fiscal Year Ended     Fiscal Year Ended
                                          September 30, 2009    September 30, 2008
                                         -------------------   -------------------
                                          SHARES     VALUE      SHARES     VALUE
                                         -------   ---------   -------   ---------
INVESTOR CLASS:
Shares Sold                               41,239     374,418    21,359     344,186
Shares Issued in Reinvestment of
   Dividends and Distributions             9,176      73,500    20,830     337,658
Shares Redeemed                          (41,105)   (349,782)  (41,211)   (673,223)
                                         -------   ---------   -------   ---------
Increase in Shares Outstanding Derived
   from Investor Class Transactions        9,310      98,136       978       8,621
                                         -------   ---------   -------   ---------
Decrease in Shares Outstanding from
   Capital Share Transactions            (19,949)  $(157,545)  (12,497)  $(203,354)
                                         =======   =========   =======   =========

8. RECENT ACCOUNTING PRONOUNCEMENTS

THE FINANCIAL ACCOUNTING STANDARDS BOARD ("FASB") has issued FASB ACS 105 (formerly FASB Statement No. 168), THE "FASB ACCOUNTING STANDARDS CODIFICATION(TM)" AND THE HIERARCHY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("ASC 105"). ASC 105 established the FASB Accounting Standards Codification(TM) ("Codification" or "ASC") as the single source of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission ("SEC") under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

The Trust has implemented the Codification as of September 30, 2009.

The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities during the year ended September 30, 2009, which require qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. The adoption of the additional disclosure requirements did not have any impact on the Fund's financial statements.

9. SUBSEQUENT EVENTS

As of November 25, 2009, the date the financial statements were available to be issued, no subsequent events or transactions have occurred that would have materially impacted the financial statements as presented.


                      24 CAUSEWAY INTERNATIONAL VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Causeway International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Causeway International Value Fund (the "Fund") at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Los Angeles, California
November 25, 2009


                      CAUSEWAY INTERNATIONAL VALUE FUND 25

NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended September 30, 2009, the Fund is designating the following items with regard to distributions paid during the year:

     (A)             (B)                                               (E)
  Long Term        Ordinary          (C)             (D)          Dividends (1)
Capital Gains       Income        Tax Exempt        Total          for Corporate
Distributions   Distributions   Distributions   Distributions   Dividends Received
 (Tax Basis)     (Tax Basis)     (Tax Basis)     (Tax Basis)       Deduction
-------------   -------------   -------------   -------------   ------------------
   46.04%           53.96%          0.00%          100.00%            0.00%

                                           (I)
      (F)                                Qualified
   Qualified        (G)        (H)      Short-Term
Dividend Income   Foreign    Interest    Capital
 (15% Tax Rate      Tax      Related       Gain
   for QDI)        Credit   Dividends   Dividends
---------------   -------   ---------   ----------
    100.00%        3.35%      1.07%       0.00%

Foreign taxes accrued during the fiscal year ended September 30, 2009, amounted to $6,224,442 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 - Dividend for the year ending December 31, 2009. In addition, for the fiscal year ended September 30, 2009, gross income derived from sources within foreign countries amounted to $44,509,755 for the Fund.

(1) Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund's total distribution excluding pass-through as foreign tax credit.

Item (E) is based on a percentage of ordinary income distributions of the Fund.

Item (F) represents the amount of "Qualified Dividend Income" as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions." It is the Fund's intention to designate the maximum amount permitted by the law up to 100%.

Item (G) is based on a percentage of ordinary income distributions of the Fund.

Item (H) is the amount of "Interest Related Dividends" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (I) is the amount of "Qualified Short-Term Capital Gain Dividends" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.


                      26 CAUSEWAY INTERNATIONAL VALUE FUND

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Board Members." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Board Members." The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

                                             TERM OF                                                   NUMBER OF
                                             OFFICE                                                   PORTFOLIOS
                                              AND                        PRINCIPAL                      IN TRUST          OTHER
          NAME             POSITION(S)      LENGTH OF                  OCCUPATION(S)                    COMPLEX       DIRECTORSHIPS
        ADDRESS,          HELD WITH THE       TIME                      DURING PAST                   OVERSEEN BY        HELD BY
         AGE(1)              COMPANY        SERVED(2)                    FIVE YEARS                 BOARD MEMBER(3)  BOARD MEMBER(4)
----------------------  -----------------  -----------  ------------------------------------------  ---------------  ---------------
INDEPENDENT
BOARD MEMBERS(5)

John A. G. Gavin        Trustee;             Trustee    Chairman, Gamma Holdings                           3         Director, TCW
Age: 78                 Chairman           since 9/01;  (international consulting and                                Funds, Inc. and
                        of the              Chairman    investment holding company) (since                           TCW Strategic
                        Board              since 10/04  1968); Senior Counselor, Hicks                               Income Fund,
                                                        TransAmerica Partners (private                               Inc.; Trustee,
                                                        equity investment firm) (since 2001).                        Hotchkis and
                                                                                                                     Wiley Funds

John R, Graham          Trustee               Since     Film Composer (since 2005); Senior                 3         None
Age: 48                                       10/08     Vice President, Corporate Financial
                                                        Development and Communications,
                                                        The Walt Disney Company (2004-
                                                        2005); Senior Vice President,
                                                        Mergers and Acquisitions, Lehman
                                                        Brothers Inc. (2000-2004).
Lawry J. Meister        Trustee               Since     President, Steaven Jones                           3         None
Age: 47                                       10/08     Development Company, Inc.
                                                        (real estate firm) (since 1995).
Eric H. Sussman         Trustee              Trustee    Tenured Lecturer, Anderson                         3         Trustee,
Age: 43                 Chairman           since 9/01;  Graduate School of Management,                               Presidio Funds
                        of the              Chairman    University of California, Los
                        Audit              since 10/04  Angeles (since 1995); President,
                        Committee                       Amber Capital, Inc. (real estate
                                                        investment and financial planning
                                                        firm) (since 1993).

INTERESTED
BOARD MEMBERS

Mark D. Cone            Trustee               Since     Executive Vice President and                       3         None
Age: 41                                       10/08     Chief Marketing Officer of the
                                                        Adviser (since 2001).


                      CAUSEWAY INTERNATIONAL VALUE FUND 27

TRUSTEES AND OFFICERS INFORMATION (Unaudited)
(CONTINUED)

                                             TERM OF                                                   NUMBER OF
                                             OFFICE                                                   PORTFOLIOS
                                              AND                        PRINCIPAL                      IN TRUST          OTHER
          NAME             POSITION(S)      LENGTH OF                  OCCUPATION(S)                    COMPLEX       DIRECTORSHIPS
        ADDRESS,          HELD WITH THE       TIME                      DURING PAST                   OVERSEEN BY        HELD BY
         AGE(1)              COMPANY        SERVED(2)                    FIVE YEARS                 BOARD MEMBER(3)  BOARD MEMBER(4)
----------------------  -----------------  -----------  ------------------------------------------  ---------------  ---------------
OFFICERS

Turner Swan             President and      Since 8/01   General Counsel, Secretary, and                   N/A              N/A
11111 Santa             Secretary                       Member of the Adviser (since 2001).
Monica Blvd.,
15th Floor
Los Angeles, CA
90025
Age: 47

Gracie V. Fermelia      Chief               CCO since   Chief Compliance Officer of the Adviser           N/A              N/A
11111 Santa             Compliance         7/05; Asst.  (since July 2005); Chief Operating Officer
Monica Blvd.,           Officer and        Sect. since  and Member of the Adviser (since 2001).
15th Floor              Assistant             8/01
Los Angeles, CA         Secretary
90025
Age: 48

Michael Lawson(6)       Treasurer          Since 7/05   Director of the Administrator's Fund              N/A              N/A
One Freedom                                             Accounting department (since July 2005);
Valley Drive                                            Manager in the Administrator's Fund
Oaks, PA 19456                                          Accounting department (November 1998
Age: 48                                                 to July 2005).

Joseph M. Gallo(6)      Vice President     Since 7/08   Corporate Counsel of the Administrator            N/A              N/A
One Freedom             and Assistant                   (since 2007); Associate Counsel, ICMA
Valley Drive            Secretary                       Retirement Corporation (2004-2007);
Oaks, PA 19456                                          Federal Investigator, U.S. Department of
Age: 36                                                 Labor (2002-2004).

Carolyn F. Mead(6)      Vice President     Since 7/08   Corporate Counsel of the Administrator            N/A              N/A
One Freedom             and Assistant                   (since 2007); Associate Counsel,
Valley Drive            Secretary                       Stradley, Ronan, Stevens & Young LLP
Oaks, PA 19456                                          (2004-2007); Counsel, ING Variable
Age: 53                                                 Annuities (1999-2002).


                      28 CAUSEWAY INTERNATIONAL VALUE FUND

TRUSTEES AND OFFICERS INFORMATION (Unaudited)
(CONCLUDED)

                                             TERM OF                                                   NUMBER OF
                                             OFFICE                                                   PORTFOLIOS
                                              AND                        PRINCIPAL                      IN TRUST          OTHER
          NAME             POSITION(S)      LENGTH OF                  OCCUPATION(S)                    COMPLEX       DIRECTORSHIPS
        ADDRESS,          HELD WITH THE       TIME                      DURING PAST                   OVERSEEN BY        HELD BY
         AGE(1)              COMPANY        SERVED(2)                    FIVE YEARS                 BOARD MEMBER(3)  BOARD MEMBER(4)
----------------------  -----------------  -----------  ------------------------------------------  ---------------  ---------------
Bernadette Sparling(6)  Vice President     Since 7/08   Corporate Counsel of the                          N/A              N/A
One Freedom             and Assistant                   Administrator (since 2005);
Valley Drive            Secretary                       Associate Counsel, Blank Rome LLP
Oaks, PA 19456                                          (2001-2005).
Age: 32

----------
(1) Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

(2) Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust's Declaration of Trust. The president, treasurer and secretary each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust's Bylaws.

(3) The "Trust Complex" consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2009, the Trust Complex consisted of one investment company with three portfolios -- the International Value Fund, the Emerging Markets Fund, and the Global Value Fund.

(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

(5) On October 10, 2008, the Trust held a Special Meeting of Shareholders to consider a proposal to elect three additional trustees to the Trust's Board of Trustees. The three nominees, Lawry J. Meister, John R. Graham and Mark
     D. Cone, were elected to the Board by a plurality of votes of shareholders of the entire Trust. As a result of the vote, the Trust's Board is currently comprised of five trustees. Messrs. Gavin, Sussman and Graham and Ms. Meister are considered Independent Board Members. Mr. Cone is considered an Interested Board Member because he is an officer of the Adviser.

(6) These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.


                      CAUSEWAY INTERNATIONAL VALUE FUND 29

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund's comparative cost by comparing the hypothetical result for the Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT the Fund's actual return -- the account values shown may not apply to your specific investment.


                      30 CAUSEWAY INTERNATIONAL VALUE FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)
(CONCLUDED)

                                     BEGINNING     ENDING                 EXPENSES
                                      ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                       VALUE       VALUE       EXPENSE     DURING
                                      4/1/09      9/30/09      RATIOS      PERIOD*
                                    ----------   ---------   ----------   --------
CAUSEWAY INTERNATIONAL VALUE FUND
ACTUAL FUND RETURN
Institutional Class                 $1,000.00    $1,541.60     0.99%        $6.31
HYPOTHETICAL 5% RETURN
Institutional Class                 $1,000.00    $1,020.10     0.99%        $5.01
CAUSEWAY INTERNATIONAL VALUE FUND
ACTUAL FUND RETURN
Investor Class                      $1,000.00    $1,538.40     1.24%        $7.89
HYPOTHETICAL 5% RETURN
Investor Class                      $1,000.00    $1,018.85     1.24%        $6.28

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).


                      CAUSEWAY INTERNATIONAL VALUE FUND 31

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires the Board of Trustees (the "Board") of Causeway Capital Management Trust (the "Trust") annually to approve the continuance of the investment advisory agreement (the "Advisory Agreement") between the Trust and Causeway Capital Management LLC (the "Adviser") with respect to Causeway International Value Fund (the "Fund"). The continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not "interested persons" of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees and one interested Trustee when the continuation of the Advisory Agreement was considered.

INFORMATION RECEIVED. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser's services, including information concerning the Fund's performance. At least annually, the Board is provided with additional quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreement. The Board met on August 3, 2009, to consider whether to approve the continuance of the Advisory Agreement for an additional one-year period. In connection with the meeting, the Trustees received and reviewed extensive materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the Trustees' behalf by their independent legal counsel.

FACTORS CONSIDERED. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services to be provided by the Adviser, (2) the investment performance of the Fund, (3) comparisons of the services to be rendered and the amounts to be paid under the Advisory Agreement with those of other funds and those of the Adviser under other investment advisory agreements with other registered investment companies and other types of clients, (4) the costs of the services to be provided and estimated profits to be realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services to be provided by the Adviser, the Trustees considered, among other things, the Adviser's personnel, experience, track record and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser's principal personnel who provided services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser's commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser's investment philosophy and processes and its compliance program, and considered the scope of the Adviser's services. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser have benefited and will continue to benefit the Fund and its shareholders.


                      32 CAUSEWAY INTERNATIONAL VALUE FUND

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited) (continued)

Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund's Institutional and Investor share classes for the quarter-to-date, year-to-date, one-year, three-year, five-year and since inception (10/26/01) periods ended June 30, 2009, compared to the MSCI EAFE(R) Index (the "Index"), the mutual funds included in the Morningstar U.S. Open End Foreign Large Value category of funds, and a peer group of nineteen international equity funds (including the Fund) used by the Board to track performance during the year. The Trustees noted that the Fund had satisfactorily achieved its goal of long-term growth of capital and income for the period since its inception and had outperformed the Index for the one-year and since inception periods. They considered that the Fund's comparative underperformance for other short-term periods was attributable primarily to the challenges of the recent global financial crisis, certain market, sector and country underweightings for certain periods, and the Fund's smaller portfolio allocation to emerging markets securities than comparable funds. Under the circumstances, the Trustees concluded that the Adviser's record in managing the Fund indicates that its continued management will benefit the Fund and its shareholders.

Third, the Trustees compared the Fund's advisory fee and total expenses with those of other similar mutual funds. They noted that the Fund's advisory fee was the same as the average and median advisory fees charged by funds in the Morningstar U.S. Open End Foreign Large Value category, and its expense ratios were well below the average and median of the funds in that Morningstar category. The Trustees also compared the Fund's advisory fee with those paid by the Adviser's separate account and subadvised mutual fund clients in strategies comparable to the Fund. The Trustees noted that, although these fees were somewhat lower than those paid by the Fund, the differences appropriately reflected the Adviser's significantly greater responsibilities with respect to the Fund, which include the provision of many additional administrative and shareholder services (such as services related to the Fund's disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, oversight of daily valuation, regulatory examinations and legal and compliance matters, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors). The Trustees concluded that the Fund's advisory fee and expense ratio were reasonable and appropriate under the circumstances.

Fourth, the Trustees considered the estimated profits realized by the Adviser from its relationship with the Fund. They reviewed the Adviser's estimated after tax profit margin with respect to such services and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They noted that the Adviser's estimated profit margin and estimated net income


                      CAUSEWAY INTERNATIONAL VALUE FUND 33

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited) (concluded)

decreased from the prior year, primarily due to decreased Fund assets. They also observed that the Adviser's estimated profitability was within the range cited as reasonable in various court decisions. After consideration of these matters, the Trustees concluded that the Adviser's operating margin with respect to its relationship with the Fund was reasonable.

Fifth, regarding economies of scale, the Trustees observed that, although the Fund's advisory fee schedule did not contain fee breakpoints, it was difficult to determine the existence or extent of any economies of scale. They noted that the Adviser was sharing economies of scale by charging a low fee initially and by devoting additional resources to technology in order to focus on and enhance continued performance and service to the Fund's shareholders, that the Adviser had instituted and consistently maintained expense limit agreements, requiring fee waivers and reimbursements in the past, and that the overall level of the advisory fees paid by the Fund was reasonable. The Trustees concluded that under the circumstances the Adviser was sharing any economies of scale with the Fund appropriately, and they would continue to monitor the appropriateness of fee breakpoints in the future.

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund - often called "fall-out" benefits - the Trustees observed that the Adviser does not earn common "fall-out" benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, "contingent deferred sales commissions" or "float" benefits on short-term cash. The Trustees concluded that the primary "fall-out" benefit received by the Adviser was research services provided by brokers used by the Fund and that this benefit was reasonable in relation to the value of the services that the Adviser provides to the Fund.

APPROVAL. At the August 3, 2009 meeting, the Trustees discussed the information and factors noted above and considered the approval of the Advisory Agreement with representatives of the Adviser. The Independent Trustees also met in a private session with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders, the Fund's advisory fees are reasonable and renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees approved the renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2009.


                      34 CAUSEWAY INTERNATIONAL VALUE FUND

INVESTMENT ADVISER:

Causeway Capital Management LLC
11111 Santa Monica Boulevard
15th Floor
Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("Commission") for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission's website at http://www.sec.gov.

                                                                 CCM-AR-001-0800

                       CAUSEWAY INTERNATIONAL VALUE FUND

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2009, there were no material changes or waivers to the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Eric Sussman. Mr. Sussman is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Aggregate fees billed to the registrant for professional services rendered by the registrant's principal accountant for the fiscal years ended September 30, 2009 and 2008 were as follows:

                      2009       2008
                    --------   --------
(a) Audit Fees      $105,700   $116,700
(b) Audit-Related     None       None
    Fees
(c) Tax Fees(1)     $ 22,200   $ 22,200
(d) All Other         None       None
    Fees

Note:

(1) Tax fees include amounts related to tax return and excise tax calculation reviews.

(e)(1) The registrant's audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant's financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant's investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended September 30, 2009, the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant and the registrant's investment adviser were $22,200 and $209,114, respectively. For the fiscal year ended September 30, 2008, the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant and the registrant's investment adviser were $22,200 and $209,751, respectively.

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant's investment adviser by the registrant's principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS

See Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant's procedures by which shareholders may recommend nominees to the registrant's board of trustees are as follows: The board of trustees of the registrant has a nominating committee comprised of all of the trustees who are not interested persons of the registrant as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the "Independent Trustees"). The purpose of the nominating committee is to nominate persons to serve as Independent Trustees, as needed. According to the registrant's bylaws, any shareholder of the registrant may submit names of individuals to be considered by the nominating committee or the board of trustees, as applicable, provided, however, (i) that such person was a shareholder of record at the time of submission of such names and is entitled to vote at the meeting, and (ii) that the nominating committee or the board of trustees, as applicable, shall make the final determination of persons to be nominated. There have been no material changes to these procedures since the registrant's last filing on Form N-CSR.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            Causeway Capital Management Trust


By (Signature and Title)*               /s/ Turner Swan
                                        ---------------------------------------
                                        Turner Swan, President

Date: December 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Turner Swan
                                        ---------------------------------------
                                        Turner Swan, President

Date: December 1, 2009


By (Signature and Title)*               /s/ Michael Lawson
                                        --------------------------------------
                                        Michael Lawson, Treasurer

Date: December 1, 2009

* Print the name and title of each signing officer under his or her signature.